UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 06190 )

Exact name of registrant as specified in charter: Putnam International Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2007

Date of reporting period: July 1, 2006— June 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam International Equity Fund

6|30|07

Annual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
International
Equity Fund

6| 30| 07

Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	10
Expenses	12
Portfolio turnover	14
Risk	14
Your fund’s management	15
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	21
Financial statements	22
Federal tax information	42
Brokerage commissions	42
Shareholder meeting results	43
About the Trustees	44
Officers	48

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

We are pleased to announce that Marsh & McLennan Companies, Inc. recently completed the sale of its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this sale, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. Please know that the change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams. Putnam will continue to operate as a separate company headquartered in Boston, and there will be no change in your funds’ fees or in the services your funds provide.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, enables George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to inform you that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended June 30, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam International Equity Fund: the benefits of investing
in international stock markets

As a shareholder of Putnam International Equity Fund, you are positioning your money to benefit from investment opportunities outside the United States. Although international investing involves additional risks, the fund lets you take advantage of the capital appreciation potential of a broad range of companies across international markets.

In many cases, international companies are the top competitors in global industries. If you look at the products or services you use every day — from cars to cellular telephones to household products — you are likely to find many items made by international companies.

While investing in different currencies and economic systems can add risk, it may help you manage an important financial risk — the possibility of a slump in the U.S. economy — and gives you a chance to keep building wealth even if U.S. stocks struggle.

That’s because international economies can follow a different business cycle than the United States, with different monetary conditions. In many regions, especially Asia and Latin America, economies have been growing faster than the U.S. economy and appear to be able to continue this trend going forward. Also, when you invest internationally, you can benefit when foreign currencies strengthen against the U.S. dollar.

Since 1991, Putnam International Equity Fund has sought to invest based on our analysis of what we considered attractively valued companies in international markets. The fund’s management team analyzes stocks, as well as industry sectors and global market conditions, by relying on Putnam’s proprietary research capabilities. In addition to the United States, analysts and other team members are based in London and Tokyo for better access to information about international companies.

Using Putnam’s blend strategy, the team has the flexibility to select a broad range of stocks it believes are priced below their true worth. The portfolio’s diversification may help keep the fund competitive given the risks of changing market conditions and political developments in international markets. The fund can invest in developed economies such as Europe, Japan, Canada, and Australia, as well as in the emerging markets of the world. For 15 years, the fund has helped investors benefit from diversification and economic growth generated outside the United States.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment.While diversification can help protect your returns from excessive volatility, it cannot protect against market losses.

A rising equity culture
fuels the growth of
international markets.

Many analysts believe that as equity markets expand, an “equity culture” forms. In an equity culture, people accept the risk of owning stocks in exchange for the opportunity to earn long-term financial rewards. Signs of a flourishing equity culture include the creation of new markets and investor-friendly regulations.

New markets for equity investing were established as communist economies transitioned to capitalism. In 1989, for example, Slovenia established a stock exchange, and was followed by several other nations, including Hungary, China, and, in 2000, Vietnam.

Investor-friendly regulations help to give investors a sound legal footing. Examples include South Korea’s measures requiring companies to respect minority-shareholder rights, grant real power to independent directors, and open up to foreign ownership.

Many changes in the world economy have added to the investment potential of international companies since Putnam International Equity Fund launched in 1991.

Performance and portfolio snapshots

Putnam International Equity Fund

Average annual total return (%) comparison as of 6/30/07

The fund — class A shares before sales charge
Putnam International Equity Fund
Fund's benchmark
MSCI EAFE Index
Fund's Lipper peer group average
International Large-Cap Core Funds
11.79
7.74
9.32
10.81
7.66
6.91
15.48
17.73
15.11
22.79
22.24
21.00
29.51
27.00
26.02
Life of fund
10 years
5 years
3 years
1 year

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 10–11 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“We believe we have positioned the portfolio
to benefit from today’s impressive rates of
global economic growth, in large part by
finding stocks listed in developed markets
that have exports to, or operations in,
developing markets.”

Joshua Byrne, Portfolio Leader, Putnam International Equity Fund

The top 10 country allocations represent 82.5% of the portfolio's net assets and will vary over time. The remaining net assets are allocated among 31 other countries.

Report from the fund managers

The year in review

We are pleased to report that for its 2007 fiscal year, your fund’s results before sales charges outperformed both its benchmark, the MSCI EAFE Index, and the average for its Lipper peer group, International Large-Cap Core Funds. To some extent, this success reflects the strength of international stock markets amid the current global economic expansion. Over the past 12 months, world economic growth has remained at robust levels, though it has begun gradually decelerating from the rapid 5.4% pace of 2006 estimated by the International Monetary Fund. Aside from the underlying market strength, we believe that our positioning decisions and stock selection made the difference between solid and superior performance. Our most successful moves during the year involved stock selection within the basic materials and health-care sectors and our decision to establish a larger-than-benchmark position in the German stock market, which was among the world’s leaders. Also, the fund’s foreign currency exposure added to performance as the U.S. dollar weakened, particularly versus the euro, and as a result of our active strategies with other currencies, including the Australian dollar.

Market overview

Amid the global economic expansion, there have been regional differences. The major economies of Europe —the United Kingdom, Germany, France, and Italy — accelerated their rate of growth during the period, while Japan’s growth rate slowed a bit. The emerging markets of Asia and Latin America continued to grow at a rapid pace. Although economic strength prompted interest-rate increases in several regions, tighter monetary policy has not stopped stocks from advancing. Most markets, with the exception of Japan, outperformed U.S. stocks during the period. The year’s progress was not without periods of volatility; the most noteworthy of these occurred during February and March when a 9% drop in stock prices on China’s Shanghai Exchange coincided with heightened fears that the slowing U.S. housing market could tip the economy into a recession and hinder global growth. However, as the U.S. economy, outside of the housing sector, appeared to stabilize, stocks from most business sectors rebounded.

The current global expansion has been supporting corporate profits across many sectors. Structural development in the world’s emerging markets is creating attractive

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 6/30/07. See the previous page and pages 10–11 for additional fund performance information. Index descriptions can be found on page 16.

investment opportunities for stocks in both developed and emerging markets. Airlines, steel, commodities, capital goods, oil refining, and shipping are among the so-called “old economy” industries that have become revitalized after decades of underinvestment. Meanwhile, the health-care sector has lagged as new drug innovation has slowed and as governments in many regions consider plans to slow the rate of expected growth in health-care spending.

Strategy overview

The foundation of our management approach is careful stock selection. We work to identify stocks of large and midsize international companies that we consider mispriced by the market, and appear to offer attractive performance potential. In short, these are companies that we believe are worth more than their current stock prices indicate. We value each investment based on our projections of the underlying company’s future cash flows.

The fund’s “blend” investment style gives us the flexi-bility to invest in a wide range of companies without a bias toward either growth or value stocks. For example, we may target companies that are growing rapidly and seem to have the potential to continue growing, as well as out-of-favor companies undergoing changes that may improve their earnings and growth potential. Our investment process integrates fundamental and quantitative analysis, enabling us to evaluate both historical and forward-looking factors that influence stock performance. This combined analysis has proven effective in identifying potentially attractive investments.

During the period, our stock selection decisions resulted in underweight and overweight positions in several sectors, relative to the benchmark. For example, the fund’s positions in the consumer cyclicals and energy sectors were larger than those of the benchmark, while its exposure to the industrial, utilities, and financials sectors was smaller. By country, the notable differences from the benchmark included overweights to Germany and Switzerland, along with underweight positions in Australia and the United Kingdom. The fund’s position in Japanese stocks was recently reduced and is now close to a neutral weighting.

Your fund’s holdings

Many of the portfolio’s top-performing holdings have flourished because of the trend we have described above — the strong growth in the global economy driven primarily by emerging markets. Our approach to capitalizing on these opportunities has emphasized investing in stocks in developed markets, where we feel valuations are generally more attractive than in the emerging markets themselves.

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed
over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

We have favored companies that generate substantial export revenues from emerging markets or have established local operations in these markets.

One of the top contributors to fund performance during the period was Mitsui O.S.K. Lines, a Japanese shipping line. It has been a major beneficiary of the global growth in trade driven by emerging markets. More than 70 percent of this company’s operating profits are generated by its dry bulk division, which involves the use of ocean freight ships to transport iron ore and coal from Australia to China and Japan. Pricing for this service is robust, driven by strong demand and a shortage of supply following years of underin-vestment in the industry, and exacerbated by current port congestion around the world. Even given the company’s strong appreciation in the period, we believe the market continues to underestimate the strength and duration of demand and the impact this can have on Mitsui O.S.K.’s valuation going forward.

Similarly, we believe the stock of Banco Bilbao Vizcaya Argentaria (BBVA), a Spanish bank held in the portfolio, has a bright future, though its shares in recent months have lagged the benchmark. We think this sluggish performance reflects skepticism about several of the bank’s recent acquisitions, which included Compass Bancshares, a U.S. bank headquartered in Alabama with operations in several southern and southwestern states. We disagree with this view and believe BBVA has a strong growth profile, particularly in Mexico, where it owns the country’s largest retail banking operation and is serving consumers whose access to retail financial products has been limited until recently.

Several of the fund’s top contributors in the period were basic materials stocks, which produce the raw materials that are vital to industrial development. Examples include BASF, a German chemicals company with a wide variety of products, including industrial coatings, agricultural fertilizers, and plastics. BHP Billiton, headquartered in the United Kingdom but with much of its operations based in Australia, is a mining company that produces aluminum, coal, and a variety of metals used in developing urban and industrial infrastructure. Two steel companies also delivered strong results in the period. Salzgitter, a German steel company, appreciated thanks in part to one of the company’s profitable businesses, the fabrication of large-diameter steel tubing used in the construction of energy pipelines. Hyundai Steel of South Korea makes a number of products, including steel bars, beams, rods, and sheets, which are components used in a variety of infrastructure projects, including the construction of railways and ports.

Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each represented, as of 6/30/07. The fund's holdings will change over time.

Holding (percent of fund’s net assets)	Country	Industry

Allianz (2.6%)	Germany	Insurance

BP (2.5%)	United Kingdom	Oil and gas

BASF (2.4%)	Germany	Chemicals

Banco Bilbao Vizcaya Argentaria (2.4%)	Spain	Banking

BHP Billiton (2.3%)	United Kingdom	Metals

Total (2.3%)	France	Oil and gas

Roche Holding (2.3%)	Switzerland	Pharmaceuticals

Credit Suisse Group (2.2%)	Switzerland	Investment banking/brokerage

Statoil (2.0%)	Norway	Oil and gas

Axa (1.9%)	France	Insurance

While the health-care sector was relatively weak in the period, our stock selection enabled the fund to identify and benefit from the opportunities that were available. We favored health-care equipment stocks, such as Nobel Biocare of Switzerland, the world’s leading dental implant company, which outperformed the sector. The fund had underweight positions in several of the large pharmaceutical companies that underperformed, such as Sanofi-Aventis of France and AstraZeneca and GlaxoSmithKline of the United Kingdom, and this contributed favorably to relative performance. AstraZeneca was sold from the portfolio by the close of the period. In our view, these companies lacked new drug products that could generate significant revenues and earnings growth. However, we did have an overweight position in Roche Holding, a large Swiss pharmaceuticals company, which gained ground, but lagged the market. We are maintaining this position because we believe the stock is among the most attractive in its industry.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe that, despite the slowdown in the U.S. economy in the early months of calendar year 2007, global growth potential currently remains solid. We expect this growth to continue, albeit at a slowing pace, given the increase in interest rates around the world. In our opinion, global growth is likely to continue to favor developing economies going forward. Also, while in recent years we have seen small-capitalization and value-style stocks lead markets, at present we see increasing valuation support in the large-cap growth area of international markets, and the portfolio is beginning its 2008 fiscal year with a modest tilt in this direction. Our preference for growth is increased by our belief that as interest rates rise around the world and economic growth begins to slow, investors will begin to pay a premium for growth stocks.

Our disciplined investment process is unearthing attractively valued stocks in both developed and emerging markets across a range of sectors and industries. With the positive fundamental business conditions we are observing, we think that markets can continue to appreciate, though this is likely to occur at a lower rate than we have seen over the last several years. Further dollar weakness is also possible, especially as the Asian countries gradually allow their currencies to strengthen. Should this occur, it could enhance investment returns for dollar-based investors, since earnings and gains from overseas stocks would be worth more when converted to U.S. dollars.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance for periods ended June 30, 2007, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/28/91)		(6/1/94)		(7/26/99)		(12/1/94)		(1/21/03)	(7/12/96)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.79%	11.43%	10.93%	10.93%	10.96%	10.96%	11.22%	11.00%	11.52%	11.99%

10 years	179.08	164.49	159.08	159.08	159.16	159.16	165.69	157.01	172.30	186.31
Annual average	10.81	10.22	9.99	9.99	9.99	9.99	10.26	9.90	10.54	11.09

5 years	105.36	94.61	97.78	95.78	97.80	97.80	100.30	93.84	102.91	107.98
Annual average	15.48	14.24	14.61	14.38	14.62	14.62	14.90	14.15	15.20	15.77

3 years	85.13	75.37	81.02	78.02	81.04	81.04	82.45	76.51	83.77	86.56
Annual average	22.79	20.59	21.87	21.20	21.88	21.88	22.19	20.85	22.49	23.10

1 year	29.51	22.71	28.56	23.56	28.55	27.55	28.89	24.72	29.23	29.85

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 6/30/97 to 6/30/07

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $25,908 and $25,916, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $25,701 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $27,230 and $28,631, respectively.

Comparative index returns For periods ended 6/30/07

		Lipper International
		Large-Cap Core Funds
	MSCI EAFE Index	category average*

Annual average
(life of fund)	7.74%	9.32%

10 years	109.20	98.19
Annual average	7.66	6.91

5 years	126.19	102.55
Annual average	17.73	15.11

3 years	82.67	77.35
Annual average	22.24	21.00

1 year	27.00	26.02

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/07, there were 213, 196, 175, 92, and 13 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 6/30/07

Distributions		Class A		Class B	Class C	Class M		Class R	Class Y

Number		1		1	1	1		1	1

Income		$0.700		$0.437	$0.466	$0.540		$0.662	$0.775

Capital gains

Long-term		1.268		1.268	1.268	1.268		1.268	1.268

Short-term		0.195		0.195	0.195	0.195		0.195	0.195

Total		$2.163		$1.900	$1.929	$2.003		$2.125	$2.238

Share value:	NAV		POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/06	$28.82		$30.42	$27.71	$28.25	$28.35	$29.30	$28.61	$29.03

6/30/07	34.90		36.83	33.50	34.16	34.30	35.45	34.59	35.18

Fund’s annual operating expenses For the fiscal year ended 6/30/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Equity Fund from January 1, 2007, to June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.50	$ 10.41	$ 10.41	$ 9.11	$ 7.81	$ 5.19

Ending value (after expenses)	$1,114.30	$1,110.00	$1,110.20	$1,111.50	$1,112.90	$1,115.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2007, use the calculation method below. To find the value of your investment on January 1, 2007, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 01/01/2007 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.21	$ 9.94	$ 9.94	$ 8.70	$ 7.45	$ 4.96

Ending value (after expenses)	$1,018.65	$1,014.93	$1,014.93	$1,016.17	$1,017.41	$1,019.89

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized expense ratio*	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%

Average annualized expense ratio for Lipper peer group†	1.52%	2.27%	2.27%	2.02%	1.77%	1.27%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/07.

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam International Equity Fund	95%	83%	75%	69%	53%*

Lipper International Large-Cap Core Funds category average	62%	62%	60%	75%	81%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ended on June 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 6/30/07.

* Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam International Core Team. Joshua Byrne and Simon Davis are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam International Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of June 30, 2007, and June 30, 2006.

Trustee and Putnam employee fund ownership

As of June 30, 2007, all 12 of the Trustees then on the Board of Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 1,637,000	$ 93,000,000

Putnam employees	$26,222,000	$467,000,000

Other Putnam funds managed by the Portfolio Leaders

Joshua Byrne is also a Portfolio Leader of Putnam Europe	Joshua Byrne and Simon Davis may also manage other accounts
Equity Fund.	and variable trust funds advised by Putnam Management or
an affiliate.
Simon Davis is also a Portfolio Member of Putnam Europe
Equity Fund.

Changes in your fund’s Portfolio Leaders

Your fund’s Portfolio Leaders did not change during the year ended June 30, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and its sub-management contracts with Putnam Management’s affiliates, Putnam Investments Limited (“PIL”) and Putnam Advisory Company (“PAC”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contracts, effective July 1, 2007. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007  automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive  practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 7th percentile in management fees and in the 14th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight

Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Large-Cap Core Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

7th	28th	53rd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007 there were 208, 194, and 175 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Large-Cap Core Funds category for the one-, five- and ten-year periods ended June 30, 2007 were 7%, 39%, and 7%, respectively. Over the one-, five- and ten-year periods ended June 30, 2007, the fund ranked 14th out of 213, 68th out of 175 and 6th out of 92 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Equity Fund (the “fund”) at June 30, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 9, 2007

The fund’s portfolio 6/30/07

COMMON STOCKS (98.0%)*

	Shares	Value

Australia (1.4%)
AXS Asia Pacific Holdings, Ltd.	468,208	$2,939,483
Babcock & Brown Wind Partners	247,618	408,568
Babcock & Brown Wind Partners 144A	68,000	112,200
BHP Billiton, Ltd.	481,696	14,374,305
Macquarie Airports	175,678	599,558
Macquarie Bank, Ltd.	688,093	49,377,761
Macquarie CountryWide Trust	861,086	1,471,141
Macquarie Infrastructure Group	268,194	817,828
National Australia Bank, Ltd.	100,898	3,498,959
QBE Insurance Group, Ltd.	227,968	6,016,052
St. George Bank, Ltd.	161,125	4,827,113
Telstra Corp., Ltd.	127,416	494,775
Westpac Banking Corp.	592,844	12,888,362
Woolworths, Ltd.	75,807	1,731,534
		99,557,639

Austria (0.7%)
Telekom Austria AG	2,088,089	51,974,239

Belgium (1.8%)
Delhaize Group	774,426	76,186,184
InBev NV	684,918	54,431,946
UCB SA (S)	39,849	2,355,739
		132,973,869

Brazil (0.1%)
Brasil Telecom SA (Preference)	124,064	906,859
Companhia Vale do Rio Doce (CVRD) ADR	52,593	2,343,018
LPS Brasil Consultoria de Imoveis SA †	73,500	955,164
Marfig Frigorificos e Comercio de
Aliementos SA †	40,900	388,503
Marfig Frigorificos e Comercio de
Aliementos SA 144A †	61,600	585,130
Petroleo Brasileiro SA ADR (S)	16,439	1,993,558
Tam SA ADR	29,258	968,440
Unibanco-Uniao de Bancos
Brasileiros SA ADR	8,500	959,395
		9,100,067

Canada (0.4%)
Agnico-Eagle Mines, Ltd.	7,000	255,096
Alcan Aluminum, Ltd.	12,965	1,060,384
Astral Media, Inc.	11,300	449,341
Bank of Montreal	23,997	1,544,842
Bank of Nova Scotia	22,000	1,074,428
Barrick Gold Corp.	15,054	438,939
CAE, Inc.	24,300	324,762
Canadian Imperial Bank of Commerce	16,734	1,511,809
Canadian National Railway Co.	17,101	872,352
Canadian Natural Resources, Ltd.	10,850	722,789
Canadian Pacific Railway, Ltd.	7,890	546,322
CGI Group, Inc. †	84,200	947,002
Enbridge, Inc.	10,000	337,882
EnCana Corp.	23,760	1,465,181
Finning International, Inc.	29,728	847,213
Fortis, Inc.	25,000	611,765
Goldcorp, Inc. (New York Exchange)	11,700	278,488
Husky Energy, Inc.	13,001	1,073,118

COMMON STOCKS (98.0%)* continued

	Shares	Value

Canada continued
Imperial Oil, Ltd. (Toronto Exchange)	24,619	$1,149,041
Magna International, Inc. Class A	5,900	541,412
Manulife Financial Corp.	19,487	730,694
Methanex Corp.	20,694	514,964
National Bank of Canada	17,142	990,122
Nexen, Inc.	8,200	254,682
Open Text Corp. †	25,500	560,160
Petro-Canada	27,441	1,465,672
Research in Motion, Ltd. †	2,572	518,999
Royal Bank of Canada	23,256	1,239,299
Suncor Energy, Inc.	2,000	180,631
Talisman Energy, Inc.	38,978	755,715
Teck Cominco, Ltd. Class B	88,148	3,749,920
Telus Corp.	4,500	270,085
TransCanada Corp.	33,067	1,140,306
Trican Well Service, Ltd.	7,400	151,064
Yamana Gold, Inc.	25,600	285,033
		28,859,512

China (0.9%)
China Construction Bank Corp.	1,994,000	1,372,616
China Petroleum & Chemical Corp.	47,382,000	53,022,961
China Petroleum & Chemical Corp. ADR	6,800	759,152
China Shenhua Energy Co., Ltd.	1,092,000	3,814,551
Dongfeng Motor Group Co., Ltd.	2,268,000	1,207,228
Guangzhou R&F Properties Co., Ltd.	372,800	1,142,399
PetroChina Co., Ltd.	82,000	121,766
PetroChina Co., Ltd. ADR	2,700	401,436
Ping An Insurance (Group) Co.,
of China, Ltd.	158,500	1,120,544
		62,962,653

Denmark (—%)
Genmab A/S †	4,850	309,106

Egypt (—%)
Telecom Egypt	254,054	786,490

Finland (1.3%)
Metso Corp.	33,400	1,967,217
Nokia OYJ	3,224,785	90,653,210
Sampo OYJ Class A	109,900	3,158,077
		95,778,504

France (9.5%)
Air France-KLM	1,510,909	70,326,881
Alstom †	12,344	2,061,393
Axa SA	3,202,944	137,393,598
BNP Paribas SA	63,563	7,571,090
Bouygues SA	20,349	1,707,589
EDF Energies Nouvelles SA	18,696	1,226,737
Electricite de France	20,437	2,214,061
France Telecom SA	75,670	2,079,777
Lafarge SA	16,444	3,002,853
LVMH Moet Hennessy Louis Vuitton SA	41,594	4,782,546
Pernod-Ricard SA	21,539	4,758,834
Pinault-Printemps-Redoute SA	22,043	3,858,168
Renault SA	641,314	102,993,137

COMMON STOCKS (98.0%)* continued

	Shares	Value

France continued
Sanofi-Aventis	33,363	$2,694,521
Schneider Electric SA	422,818	59,334,563
Societe Generale	534,094	99,055,222
Sodexho Alliance SA	67,868	4,852,855
SOITEC † (S)	30,419	647,604
Suez SA	223,474	12,791,259
Total SA	2,031,900	164,990,133
		688,342,821

Germany (12.7%)
Adidas-Salomon AG	71,041	4,488,483
Allianz SE	793,136	185,281,632
BASF AG	1,325,543	174,067,329
Bayerische Motoren Werke (BMW) AG	45,200	2,925,261
Beiersdorf AG	182,197	13,009,146
Commerzbank AG	98,800	4,713,245
Continental AG	648,258	91,391,829
DaimlerChrysler AG	21,622	2,001,073
Deutsche Telekom AG	44,700	826,952
E.On AG	27,227	4,574,401
MAN AG	13,529	1,941,672
Merck KGaA	186,658	25,725,034
Merck KGaA 144A	147,290	20,299,372
MTU Aero Engines Holding AG	63,327	4,115,031
Porsche AG (Preference)	26,381	47,074,123
Praktiker Bau-und
Heimwerkermaerkte AG	411,517	16,686,545
RWE AG	703,579	75,082,518
Salzgitter AG	550,456	106,434,848
SAP AG	50,984	2,618,307
Siemens AG	886,423	127,510,503
ThyssenKrupp AG	130,971	7,800,297
		918,567,601

Greece (2.7%)
Coca-Cola Hellenic Bottling Co., SA	53,430	2,456,450
Cosmote Mobile Communications SA	209,410	6,468,765
EFG Eurobank Ergasias ERG 144A	324,180	10,579,202
EFG Eurobank Ergasias SA	2,688,974	87,751,249
Hellenic Telecommunication
Organization (OTE) SA	2,681,953	83,230,866
Hellenic Telecommunication
Organization (OTE) SA 144A	18,500	574,123
National Bank of Greece SA	54,655	3,135,792
		194,196,447

Hong Kong (1.1%)
BOC Hong Kong Holdings, Ltd.	16,780,000	39,897,029
China Netcom Group Corp., Ltd.	352,000	975,394
Esprit Holdings, Ltd.	282,500	3,597,411
Great Eagle Holdings, Ltd. (R)	7,744,000	27,121,492
Hong Kong Exchanges and Clearing, Ltd.	573,000	8,101,533
Hutchinson Telecommunications
International, Ltd.	89,000	114,705
		79,807,564

COMMON STOCKS (98.0%)* continued

	Shares	Value
Hungary (0.4%)
MOL Magyar Olaj-es Gazipari Rt.	191,075	$28,925,307

Indonesia (—%)
PT Telekomunikasi	1,293,500	1,399,320

Ireland (2.1%)
Allied Irish Banks PLC	3,551,032	96,808,971
CRH PLC	185,054	9,129,359
Experian Group, Ltd.	3,670,526	46,240,279
Experian Group, Ltd. 144A	188,237	2,371,358
Smurfit Kappa PLC †	17,393	436,928
Smurfit Kappa PLC 144A †	5,989	150,449
		155,137,344

Israel (—%)
Bank Hapoalim BM	177,916	865,480
Teva Pharmaceutical Industries, Ltd. ADR	34,330	1,416,113
		2,281,593

Italy (1.0%)
Buzzi Unicem SpA	1,495,974	51,606,533
Enel SpA	561,453	6,059,519
Parmalat SpA	365,777	1,551,028
Saipem SpA	97,097	3,315,447
Saras SpA	668,322	4,266,541
UniCredito Italiano SpA	848,000	7,548,827
		74,347,895

Japan (21.2%)
Aeon Co., Ltd.	1,202,400	22,343,969
Aeon Co., Ltd. 144A	3,900	72,473
Asahi Kasei Corp.	405,000	2,666,100
Astellas Pharma, Inc.	1,844,600	80,235,057
Canon, Inc.	43,942	2,578,553
Chiyoda Corp.	2,056,000	39,198,739
Chubu Electric Power, Inc.	53,600	1,422,748
Credit Saison Co., Ltd.	50,000	1,289,472
Daiichi Sankyo Co., Ltd.	2,305,600	61,272,859
Daito Trust Construction Co., Ltd.	1,187,300	56,382,485
Daiwa Securities Group, Inc.	213,000	2,255,253
Denso Corp.	1,874,900	73,337,449
Dowa Mining Co., Ltd.	58,000	618,503
East Japan Railway Co.	12,056	92,916,666
Electric Power Development Co.	10,200	405,587
Fuji Pharma Co., Ltd.	40,300	686,504
Fuji Photo Film Cos., Ltd.	1,714,500	76,543,862
Fuji Television Network, Inc.	350	704,619
Glory, Ltd.	49,200	1,078,561
Hogy Medical Co., Ltd.	48,700	2,174,005
Honda Motor Co., Ltd.	44,000	1,598,764
Japan Tobacco, Inc.	12,954	63,923,843
JFE Holdings, Inc.	52,000	3,235,330
JSR Corp.	76,100	1,837,462
Kansai Electric Power, Inc.	53,400	1,263,140
KDDI Corp.	161	1,192,798
Komatsu, Ltd.	201,800	5,859,863
Konica Corp.	131,000	1,933,671

COMMON STOCKS (98.0%)* continued

	Shares	Value

Japan continued
Kubota Corp.	122,000	$988,037
Kyushu Electric Power Co., Inc.	33,400	875,588
Lawson, Inc.	391,800	13,545,773
Matsushita Electric Industrial Co., Ltd.	4,975,000	98,630,613
Mitsubishi Corp.	1,738,800	45,413,229
Mitsubishi UFJ Financial Group, Inc.	819	9,027,748
Mitsui & Co., Ltd.	138,000	2,746,895
Mitsui Fudosan Co., Ltd.	149,000	4,180,772
Mitsui O.S.K. Lines, Ltd.	5,223,000	70,915,606
Mizuho Financial Group, Inc.	12,505	86,713,246
Murata Manufacturing Co., Ltd.	18,100	1,360,101
NET One Systems Co., Ltd. (S)	3,180	3,507,187
Nippon Electric Glass Co., Ltd.	3,415,000	60,241,272
Nippon Steel Corp.	533,000	3,763,316
Nippon Telegraph & Telephone
(NTT) Corp.	286	1,272,032
Nissan Motor Co., Ltd.	878,900	9,429,011
NSK, Ltd.	4,160,000	43,070,412
NTT DoCoMo, Inc.	1,161	1,836,116
Obic Co., Ltd.	7,550	1,490,081
Omron Corp.	1,421,200	37,362,253
Ono Pharmaceutical Co., Ltd.	723,800	38,365,900
Onward Kashiyama Co., Ltd.	1,596,000	20,361,435
ORIX Corp.	269,680	71,281,869
Osaka Gas Co., Ltd.	12,695,000	47,178,163
Resona Holdings, Inc.	480	1,148,993
Rohm Co., Ltd.	19,600	1,738,216
Shinko Electric Industries	62,700	1,347,089
SMC Corp.	27,200	3,620,254
Sompo Japan Insurance, Inc.	194,000	2,375,351
Sony Corp.	149,000	7,655,808
Sumitomo Electric Industries, Ltd.	443,400	6,614,449
Sumitomo Mitsui Banking Corp.	755,000	7,162,205
Suzuken Co., Ltd.	36,700	1,147,008
Suzuki Motor Corp.	2,274,500	64,598,312
Terumo Corp.	1,218,200	47,065,689
Tokyo Electric Power Co.	32,600	1,047,748
Tokyo Gas Co., Ltd.	8,124,000	38,492,032
Toshiba Corp.	631,000	5,505,901
Tostem Inax Holding Corp.	128,600	2,612,656
Toyo Suisan Kaisha, Ltd.	22,000	396,483
Toyota Industries Corp.	32,900	1,529,492
Toyota Motor Corp.	184,000	11,602,544
Trend Micro, Inc.	1,879,000	60,683,728
		1,538,928,948

Kazakhstan (—%)
Kazkommertsbank GDR †	28,511	624,420
Kazkommertsbank GDR 144A †	35,135	769,492
		1,393,912

Malaysia (0.1%)
Digi.com Berhad	23,400	156,050
Tenaga Nasional Berhad	493,200	1,630,447
Zelan Bhd	361,500	1,257,995
		3,044,492

COMMON STOCKS (98.0%)* continued

	Shares	Value

Mexico (0.1%)
America Movil SA de CV ADR Ser. L	19,600	$1,213,828
Cemex SA de CV ADR	19,433	717,078
Desarrolladora Homex SA de CV †	18,400	185,022
Desarrolladora Homex SA de CV ADR †	17,800	1,078,502
Wal-Mart de Mexico SA de CV Ser. V	327,900	1,244,806
		4,439,236

Netherlands (1.4%)
Aegon NV	204,269	4,031,359
Akzo Nobel NV	58,638	5,059,820
Koninklijke (Royal) KPN NV	112,022	1,860,880
Randstad Holding NV	46,537	3,684,971
TNT NV	1,967,292	88,599,257
Unilever NV	33,131	1,029,838
		104,266,125

New Zealand (—%)
Telecom Corp. of New Zealand, Ltd.	57,824	202,405

Norway (3.1%)
DnB Holdings ASA	5,037,968	64,734,195
Electromagnetic GeoServices AS †	95,664	1,915,302
Electromagnetic GeoServices AS 144A †	15,460	309,527
Fred Olsen Energy ASA (S)	45,300	2,351,347
Schibsted ASA	197,888	9,029,040
Statoil ASA	4,758,930	147,335,123
Telenor ASA †	51,000	997,925
		226,672,459

Philippines (—%)
Globe Telecom, Inc.	34,980	1,024,519
Megaworld Corp. †	9,545,600	821,470
Philippine Long Distance	4,380	250,801
		2,096,790

Poland (—%)
Globe Trade Centre SA †	74,818	1,306,223

Portugal (0.1%)
Banco Comercial Portugues SA	679,725	3,794,087

Russia (0.7%)
Gazprom	448,292	4,635,506
Lukoil ##	344,542	26,164,697
Lukoil ADR	197,760	14,980,320
Mobile Telesystems ADR	20,855	1,263,187
TMK OAO 144A GDR	21,870	797,100
		47,840,810

Singapore (2.0%)
Chartered Semiconductor
Manufacturing, Ltd. †	45,128,000	39,850,711
SembCorp Industries, Ltd.	147,580	549,299
Singapore Airlines, Ltd.	5,116,000	62,810,941
Singapore Exchange, Ltd.	5,349,000	34,302,336
Singapore Telecommunications, Ltd.	537,700	1,193,875
StarHub, Ltd.	1,518,290	3,195,773
StarHub, Ltd. 144A	753,380	1,585,752
		143,488,687

COMMON STOCKS (98.0%)* continued

	Shares	Value

South Africa (0.1%)
Gold Fields, Ltd.	16,248	$254,257
Gold Fields, Ltd. ADR	30,851	484,361
Impala Platinum Holdings, Ltd.	33,442	1,021,599
Lewis Group, Ltd.	126,132	1,099,620
Standard Bank Investment Corp., Ltd.	80,163	1,115,046
		3,974,883

South Korea (1.5%)
Hankook Tire Co., Ltd.	70,330	1,260,881
Hyundai Mipo Dockyard	12,780	3,553,309
Hyundai Steel Co.	986,080	54,265,256
Kookmin Bank	16,218	1,421,931
Korea Investment Holdings Co., Ltd.	14,710	1,002,357
LG Engineering & Construction, Ltd.	8,364	999,728
POSCO	2,513	1,206,320
Samsung Corp.	15,480	759,631
Samsung Electronics Co., Ltd.	8,065	4,932,000
Samsung Electronics Co., Ltd. GDR	372	114,654
Shinhan Financial Group Co., Ltd.	577,470	35,242,979
Shinhan Financial Group Co., Ltd. ADR	1,900	232,731
SK Corp. (F)	5,150	746,438
		105,738,215

Spain (2.6%)
Banco Bilbao Vizcaya Argentaria SA	6,985,781	171,025,951
Banco Santander Central Hispano SA	260,628	4,800,309
Iberdrola SA	91,270	5,094,084
Telefonica SA	382,128	8,513,030
		189,433,374

Sweden (2.7%)
Hennes & Mauritz AB Class B	1,357,217	80,263,779
Lindab International AB	50,000	1,445,615
Sandvik AB	107,200	2,162,948
Telefonaktiebolaget LM Ericsson AB
Class B	28,006,487	111,787,422
Volvo AB Class B	54,350	1,078,925
		196,738,689

Switzerland (12.7%)
Arpida, Ltd. †	11,437	353,797
Basilea Pharmaceutica AG †	1,856	407,949
Basilea Pharmaceutica AG 144A †	353	77,589
Credit Suisse Group	2,281,629	161,781,556
Julius Baer Holding, Ltd. Class B	43,041	3,086,511
Nestle SA	295,983	112,284,814
Nobel Biocare Holding AG	345,839	113,135,927
Novartis AG	153,229	8,623,359
Roche Holding AG	921,113	163,287,488
Santhera Pharmaceuticals †	3,528	306,251
Speedel Holding AG †	1,734	257,858
Straumann Holding AG	3,047	855,912
Swisscom AG	266,922	91,362,464
Synthes, Inc.	7,449	893,815
UBS AG	2,265,339	135,390,159
Xstrata PLC (London Exchange)	52,263	3,117,129
Zurich Financial Services AG	395,710	122,216,021
		917,438,599

COMMON STOCKS (98.0%)* continued

	Shares	Value

Taiwan (0.4%)
AU Optronics Corp.	2,757,000	$4,717,857
Chunghwa Telecom Co., Ltd.	1,047,000	1,996,043
Compal Electronics, Inc.	11,983,000	12,942,444
Formosa Chemicals & Fibre Corp.	435,000	1,003,160
Media Tek, Inc.	50,000	778,739
Mega Financial Holdings Co., Ltd.	2,849,000	1,928,809
Shin Kong Financial Holding Co., Ltd.	920,000	1,070,553
Taiwan Semiconductor
Manufacturing Co., Ltd.	618,639	1,334,167
Vanguard International
Semiconductor Corp.	1,136,000	1,137,288
Wistron Corp.	731,052	1,365,492
		28,274,552

Thailand (—%)
Thai Oil PCL	429,800	877,711

Turkey (—%)
Dogan Yayin Holding AS †	1	4
Turkcell Iletisim Hizmet AS	160,910	1,080,403
		1,080,407

United Arab Emirates (—%)
Emaar Properties	509,338	1,643,384

United Kingdom (13.2%)
BAE Systems PLC	711,486	5,746,871
Barclays PLC	5,572,630	77,753,926
Barratt Developments PLC	2,873,691	56,776,747
BAT Industries PLC	190,047	6,461,714
BHP Billiton PLC	6,109,726	169,358,272
BP PLC	15,208,010	183,143,028
Centrica PLC	566,710	4,401,411
Davis Service Group PLC	381,299	4,745,726
GKN PLC	205,154	1,625,576
GlaxoSmithKline PLC	228,861	5,993,227
HBOS PLC	4,250,080	83,856,213
Imperial Chemical Industries PLC	239,188	2,977,764
Kelda Group PLC	46,968	886,508
Kelda Group PLC Class B †	91,707	368,185
Mecom Group PLC †	1,511,150	2,857,875
Northern Rock PLC	3,747,210	64,785,588
Pennon Group PLC	51,232	630,071
Premier Foods PLC	557,963	3,221,544
Prudential PLC	293,542	4,176,408
Punch Taverns PLC	2,844,163	69,652,037
Reckitt Benckiser PLC	2,285,679	125,154,686
Rio Tinto PLC	143,256	10,940,485
Sage Group (The) PLC	304,542	1,427,897
Scottish and Southern Energy PLC	79,438	2,302,895
SIG PLC	52,857	1,399,131
Standard Chartered PLC	153,745	5,014,841
Sthree PLC	27,666	260,016
Travis Perkins PLC	1,465,849	55,550,044
Vodafone Group PLC	2,345,743	7,890,861
		959,359,547

COMMON STOCKS (98.0%)* continued

	Shares	Value

United States (—%)
Brookfield Properties Corp.	15,705	$384,163
IPSCO, Inc.	4,100	649,868
		1,034,031

Total common stocks (cost $5,789,409,157)		$7,108,375,537

WARRANTS (0.1%)* †

	Expiration	Strike
	date	Price	Warrants	Value

Fuji Television
Network, Inc.
Structured Exercise
Call Warrants 144A
(issued by Merrill
Lynch International
& Co.) (Japan)	11/23/07	—	131	$ 263,103
MSCI India Trust USD
Structured USD
Composite European
Style Call Warrants
144A (issued by
Merrill Lynch
International & Co.)	10/06/07	—	2,649	1,196,839
iShares MSCI
Emerging Market
Index 144A Warrants	10/11/07	—	28,000	3,708,376

Total warrants (cost $4,625,700)				$5,168,318

SHORT-TERM INVESTMENTS (1.2%)*

	Principal amount/shares	Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 4.50%
to 5.53% and due dates ranging
from July 2, 2007 to August 20,
2007 (d)	$6,559,958	$6,555,734
U.S. Treasury Bills for an
effective yield of 4.18%,
July 19, 2007	2,117,000	2,112,586
U.S. Treasury Bills for an
effective yield of 4.98%,
September 27, 2007	2,116,000	2,090,862
Putnam Prime Money Market Fund (e)	73,101,604	73,101,604

Total short-term investments (cost $83,860,786)		$83,860,786

TOTAL INVESTMENTS

Total investments (cost $5,877,895,643)		$7,197,404,641

* Percentages indicated are based on net assets of $7,253,311,191.

† Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees. On June 30, 2007, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

 (R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at June 30, 2007.

## Forward commitments (Note 1).

At June 30, 2007, liquid assets totaling $95,586,596 have been designated as collateral for open forward commitments and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or GDR after the name of a foreign holding stands for American Depository Receipts or Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

The fund had the following industry concentration greater than 10% at June 30, 2007 (as a percentage of net assets):

Banking 13.5%

FORWARD CURRENCY CONTRACTS TO BUY at 6/30/07 (aggregate face value $2,140,891,151)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Australian Dollar	$871,922,675	$851,542,312	7/18/07	$20,380,363
British Pound	821,618,376	811,502,357	9/19/07	10,116,019
Euro	327,184,008	325,493,080	9/19/07	1,690,928
Japanese Yen	24,981,556	24,898,272	8/15/07	83,284
Norwegian Krone	73,230,024	72,906,244	9/19/07	323,780
Swedish Krona	36,579,656	36,385,282	9/19/07	194,374
Swiss Franc	18,290,021	18,163,604	9/19/07	126,417

Total				$32,915,165

FORWARD CURRENCY CONTRACTS TO SELL at 6/30/07 (aggregate face value $2,088,455,701)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$238,093,923	$233,210,950	7/18/07	$(4,882,973)
British Pound	70,551,162	69,416,547	9/19/07	(1,134,615)
Canadian Dollar	26,190,282	24,209,803	7/18/07	(1,980,479)
Euro	341,063,455	338,248,443	9/19/07	(2,815,012)
Hong Kong Dollar	64,166,273	64,238,911	8/15/07	72,638
Japanese Yen	575,162,006	593,240,888	8/15/07	18,078,882
Norwegian Krone	63,287,425	62,782,621	9/19/07	(504,804)
Swedish Krona	146,403,101	144,417,758	9/19/07	(1,985,343)
Swiss Franc	558,601,665	558,689,780	9/19/07	88,115

Total				$ 4,936,409

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 6/30/07

ASSETS

Investment in securities, at value, including $6,274,851 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $5,804,794,039)	$7,124,303,037
Affiliated issuers (identified cost $73,101,604) (Note 5)	73,101,604

Cash	1,584,859

Foreign currency (cost $10,672,127) (Note 1)	10,798,857

Dividends, interest and other receivables	4,910,871

Receivable for shares of the fund sold	22,773,223

Receivable for securities sold	165,076,796

Receivable for open forward currency contracts (Note 1)	52,947,421

Receivable for closed forward currency contracts (Note 1)	10,028,792

Foreign tax reclaim receivable	5,883,454

Total assets	7,471,408,914

LIABILITIES

Payable for securities purchased	78,208,852

Payable for shares of the fund repurchased	92,438,501

Payable for compensation of Manager (Notes 2 and 5)	11,226,901

Payable for investor servicing fees (Note 2)	1,545,442

Payable for custodian fees (Note 2)	504,196

Payable for Trustee compensation and expenses (Note 2)	620,438

Payable for administrative services (Note 2)	13,429

Payable for distribution fees (Note 2)	3,781,158

Payable for open forward currency contracts (Note 1)	15,095,847

Payable for closed forward currency contracts (Note 1)	7,512,486

Collateral on securities loaned, at value (Note 1)	6,555,734

Other accrued expenses	594,739

Total liabilities	218,097,723

Net assets	$7,253,311,191

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,005,397,983

Undistributed net investment income (Note 1)	114,948,414

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	775,455,303

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,357,509,491

Total — Representing net assets applicable to capital shares outstanding	$7,253,311,191

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($4,223,621,078 divided by 121,008,648 shares)	$34.90

Offering price per class A share (100/94.75 of $34.90)*	$36.83

Net asset value and offering price per class B share ($1,013,821,789 divided by 30,258,851 shares)**	$33.50

Net asset value and offering price per class C share ($300,683,509 divided by 8,801,462 shares)**	$34.16

Net asset value and redemption price per class M share ($96,237,319 divided by 2,805,899 shares)	$34.30

Offering price per class M share (100/96.75 of $34.30)*	$35.45

Net asset value, offering price and redemption price per class R share ($5,504,421 divided by 159,150 shares)	$34.59

Net asset value, offering price and redemption price per class Y share ($1,613,443,075 divided by 45,857,877 shares)	$35.18

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 6/30/07

INVESTMENT INCOME

Dividends (net of foreign tax of $16,575,000)	$ 153,635,681

Interest (including interest income of $2,540,264 from investments in affiliated issuers) (Note 5)	3,101,335

Securities lending	61,094

Total investment income	156,798,110

EXPENSES

Compensation of Manager (Note 2)	42,589,552

Investor servicing fees (Note 2)	16,956,803

Custodian fees (Note 2)	6,361,412

Trustee compensation and expenses (Note 2)	241,625

Administrative services (Note 2)	102,413

Distribution fees — Class A (Note 2)	9,823,878

Distribution fees — Class B (Note 2)	10,925,384

Distribution fees — Class C (Note 2)	2,800,888

Distribution fees — Class M (Note 2)	690,685

Distribution fees — Class R (Note 2)	22,279

Other	1,705,716

Non-recurring costs (Notes 2 and 6)	27,382

Costs assumed by Manager (Notes 2 and 6)	(27,382)

Fees waived and reimbursed by Manager (Note 5)	(43,591)

Total expenses	92,177,044

Expense reduction (Note 2)	(3,822,803)

Net expenses	88,354,241

Net investment income	68,443,869

Net realized gain on investments (net of foreign tax of $19,383) (Notes 1 and 3)	1,114,160,949

Net increase from payments by affiliates (Note 2)	36,487

Net realized gain on futures contracts (Note 1)	157,065

Net realized gain on foreign currency transactions (Note 1)	99,932,964

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	40,308,550

Net unrealized appreciation of investments during the year	433,999,321

Net gain on investments	1,688,595,336

Net increase in net assets resulting from operations	$1,757,039,205

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Year ended
	6/30/07	6/30/06

Operations:
Net investment income	$ 68,443,869	$ 95,149,112

Net realized gain on investments and foreign currency transactions	1,214,287,465	944,648,821

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	474,307,871	371,504,900

Net increase in net assets resulting from operations	1,757,039,205	1,411,302,833

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(85,345,445)	(66,521,442)

Class B	(15,526,112)	(16,227,288)

Class C	(4,066,861)	(3,356,978)

Class M	(1,552,815)	(1,333,118)

Class R	(88,107)	(30,587)

Class Y	(32,963,225)	(26,170,647)

Net realized short-term gain on investments

Class A	(23,774,803)	—

Class B	(6,928,128)	—

Class C	(1,701,798)	—

Class M	(560,739)	—

Class R	(25,953)	—

Class Y	(8,293,973)	—

From net realized long-term gain on investments

Class A	(154,597,178)	—

Class B	(45,050,595)	—

Class C	(11,066,052)	—

Class M	(3,646,238)	—

Class R	(168,761)	—

Class Y	(53,932,089)	—

Redemption fees (Note 1)	307,491	237,700

Decrease from capital share transactions (Note 4)	(427,161,637)	(870,490,033)

Total increase in net assets	880,896,187	427,410,440

NET ASSETS

Beginning of year	6,372,415,004	5,945,004,564

End of year (including undistributed net investment income of $114,948,414 and $85,383,146, respectively)	$7,253,311,191	$6,372,415,004

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
June 30, 2007	$28.82	.35(d)	7.89	8.24	(.70)	(1.46)	(2.16)	—(h)	$34.90	29.51	$4,223,621	1.25(d)	1.11(d)	94.85
June 30, 2006	23.39	.45(d,e.f )	5.51	5.96	(.53)	—	(.53)	—(h)	28.82	25.70	3,601,661	1.19(d,e)	1.69(d,e,f)	83.10
June 30, 2005	20.86	.25(d,g)	2.61	2.86	(.33)	—	(.33)	—(h)	23.39	13.71	3,137,593	1.24(d)	1.11(d,g)	74.79
June 30, 2004	17.43	.15(d)	3.63	3.78	(.35)	—	(.35)	—(h)	20.86	21.81	3,677,492	1.23(d)	.74(d)	69.27
June 30, 2003	19.18	.22	(1.93)	(1.71)	(.04)	—	(.04)	—	17.43	(8.93)	6,855,608	1.22	1.33	53.11(i)

CLASS B
June 30, 2007	$27.71	.09(d)	7.60	7.69	(.44)	(1.46)	(1.90)	—(h)	$33.50	28.56	$1,013,822	2.00(d)	.29(d)	94.85
June 30, 2006	22.49	.21(d,e.f )	5.33	5.54	(.32)	—	(.32)	—(h)	27.71	24.77	1,162,723	1.94(d,e)	.81(d,e,f)	83.10
June 30, 2005	20.07	.07(d,g)	2.51	2.58	(.16)	—	(.16)	—(h)	22.49	12.86	1,344,142	1.99(d)	.35(d,g)	74.79
June 30, 2004	16.79	.02(d)	3.47	3.49	(.21)	—	(.21)	—(h)	20.07	20.84	1,577,583	1.98(d)	.12(d)	69.27
June 30, 2003	18.57	.08	(1.86)	(1.78)	—	—	—	—	16.79	(9.59)	1,892,054	1.97	.51	53.11(i)

CLASS C
June 30, 2007	$28.25	.11(d)	7.73	7.84	(.47)	(1.46)	(1.93)	—(h)	$34.16	28.55	$300,684	2.00(d)	.37(d)	94.85
June 30, 2006	22.93	.23(d,e.f )	5.42	5.65	(.33)	—	(.33)	—(h)	28.25	24.77	264,090	1.94(d,e)	.87(d,e,f)	83.10
June 30, 2005	20.44	.08(d,g)	2.55	2.63	(.14)	—	(.14)	—(h)	22.93	12.87	259,993	1.99(d)	.34(d,g)	74.79
June 30, 2004	17.05	—(d,h)	3.55	3.55	(.16)	—	(.16)	—(h)	20.44	20.86	313,496	1.98(d)	.02(d)	69.27
June 30, 2003	18.86	.09	(1.90)	(1.81)	—	—	—	—	17.05	(9.60)	534,933	1.97	.54	53.11(i)

CLASS M
June 30, 2007	$28.35	.19(d)	7.76	7.95	(.54)	(1.46)	(2.00)	—(h)	$34.30	28.89	$96,237	1.75(d)	.61(d)	94.85
June 30, 2006	23.00	.30(d,e.f )	5.44	5.74	(.39)	—	(.39)	—(h)	28.35	25.12	86,932	1.69(d,e)	1.14(d,e,f)	83.10
June 30, 2005	20.51	.13(d,g)	2.56	2.69	(.20)	—	(.20)	—(h)	23.00	13.13	90,499	1.74(d)	.60(d,g)	74.79
June 30, 2004	17.13	.05(d)	3.56	3.61	(.23)	—	(.23)	—(h)	20.51	21.13	109,648	1.73(d)	.28(d)	69.27
June 30, 2003	18.90	.11	(1.88)	(1.77)	—	—	—	—	17.13	(9.37)	187,266	1.72	.73	53.11(i)

CLASS R
June 30, 2007	$28.61	.33(d)	7.77	8.10	(.66)	(1.46)	(2.12)	—(h)	$34.59	29.23	$5,504	1.50(d)	1.05(d)	94.85
June 30, 2006	23.25	.53(d,e.f )	5.33	5.86	(.50)	—	(.50)	—(h)	28.61	25.42	3,354	1.44(d,e)	1.95(d,e,f)	83.10
June 30, 2005	20.77	.26(d,g)	2.52	2.78	(.30)	—	(.30)	—(h)	23.25	13.38	1,125	1.49(d)	1.17(d,g)	74.79
June 30, 2004	17.42	.18(d)	3.55	3.73	(.38)	—	(.38)	—(h)	20.77	21.50	559	1.48(d)	.84(d)	69.27
June 30, 2003†	16.52	.08	.82	.90	—	—	—	—	17.42	5.45*	1	.65*	.47*	53.11(i)

CLASS Y
June 30, 2007	$29.03	.45(d)	7.94	8.39	(.78)	(1.46)	(2.24)	—(h)	$35.18	29.85	$1,613,443	1.00(d)	1.40(d)	94.85
June 30, 2006	23.55	.53(d,e.f )	5.54	6.07	(.59)	—	(.59)	—(h)	29.03	26.05	1,253,655	.94(d,e)	1.95(d,e,f)	83.10
June 30, 2005	21.01	.29(d,g)	2.64	2.93	(.39)	—	(.39)	—(h)	23.55	13.98	1,111,652	.99(d)	1.31(d,g)	74.79
June 30, 2004	17.57	.19(d)	3.67	3.86	(.42)	—	(.42)	—(h)	21.01	22.07	1,282,011	.98(d)	.98(d)	69.27
June 30, 2003	19.33	.28	(1.96)	(1.68)	(.08)	—	(.08)	—	17.57	(8.67)	1,968,996.97		1.64	53.11(i)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

* Not annualized.

† For the period January 21, 2003 (commencement of operations) to June 30, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage services arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

June 30, 2007	<0.01%

June 30, 2006	<0.01

June 30, 2005	0.06

June 30, 2004	0.03

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.02 per share and 0.07% of average net assets for the period ended June 30, 2006.

(f) Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.14	0.54%

Class B	0.13	0.51

Class C	0.14	0.52

Class M	0.14	0.53

Class R	0.18	0.66

Class Y	0.15	0.56

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices. As a result, the expenses of each class reflect a reduction of the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

(h) Amount represents less than $0.01 per share.

(i) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 6/30/07

Note 1: Significant accounting policies

Putnam International Equity Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in equity securities of companies located outside the United States.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies, other Putnam funds and products, and certain college savings plans.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 6–90 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At June 30, 2007, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At June 30, 2007, the value of securities loaned amounted to $6,274,851. The fund received cash collateral of $6,555,734 which is pooled with collateral of other Putnam funds into 58 issues of high-grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2007, the fund had a capital loss carryover of $31,958,363 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$11,737,095	June 30, 2008

20,221,268	June 30, 2011

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2007, the fund reclassified $100,663,964 to increase undistributed net investment income with a decrease to accumulated net realized gains of $100,663,964.

The tax basis components of distributable earnings and the federal tax cost as of June 30, 2007 were as follows:

Unrealized appreciation	$1,418,009,239
Unrealized depreciation	(110,723,858)
———————————————
Net unrealized appreciation	1,307,285,381
Undistributed ordinary income	152,727,443
Undistributed short term gain	365,037,769
Undistributed long term gain	454,599,511
Capital loss carryforward	(31,958,363)

Cost for federal income tax purposes	$5,890,119,260

Note 2: Management fee, administrative services and
other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended June 30, 2007, Putnam Management did not waive any of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly owned subsidiary of Great-West Lifeco, Inc. The fund's shareholders have approved a new management contract that became effective upon the sale.

For the year ended June 30, 2007, Putnam Management has assumed $27,382 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Putnam Investments Limited ("PIL"), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Effective July 2006, The Putnam Advisory Company, LLC ("PAC"), an affiliate of Putnam Management, is authorized by the Trustees to act as a sub-adviser to provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.10% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $36,487 for a trading error which occurred during the period. The effect of the losses incurred and the reimbursement by Putnam Management of such losses had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended June 30, 2007, the fund incurred $23,106,396 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC's and State Street Bank and Trust Company's fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the year ended June 30, 2007, the fund's expenses were reduced by $3,822,803 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,580, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee's average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. For the year ended June 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $275,098 and $3,018 from the sale of class A and class M shares, respectively, and received $528,062 and $6,019 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2007, Putnam Retail Management, acting as underwriter, received $1,155 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended June 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $6,393,229,872 and $7,127,875,713, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At June 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 6/30/07:
Shares sold	27,141,012	$859,174,882

Shares issued in connection with
reinvestment of distributions	7,824,864	243,431,373

	34,965,876	1,102,606,255

Shares repurchased	(38,932,724)	(1,234,932,699)

Net decrease	(3,966,848)	$(132,326,444)

Year ended 6/30/06:
Shares sold	31,824,846	$859,124,883

Shares issued in connection with
reinvestment of distributions	2,363,576	61,783,710

	34,188,422	920,908,593

Shares repurchased	(43,371,248)	(1,154,597,530)

Net decrease	(9,182,826)	$(233,688,937)

CLASS B	Shares	Amount

Year ended 6/30/07:
Shares sold	1,876,777	$ 57,109,952

Shares issued in connection with
reinvestment of distributions	1,987,290	59,578,958

	3,864,067	116,688,910

Shares repurchased	(15,561,852)	(472,563,727)

Net decrease	(11,697,785)	$(355,874,817)

Year ended 6/30/06:
Shares sold	2,232,332	$ 57,923,836

Shares issued in connection with
reinvestment of distributions	564,972	14,254,269

	2,797,304	72,178,105

Shares repurchased	(20,607,087)	(528,802,577)

Net decrease	(17,809,783)	$(456,624,472)

CLASS C	Shares	Amount

Year ended 6/30/07:
Shares sold	785,595	$ 24,584,293

Shares issued in connection with
reinvestment of distributions	431,904	13,203,313

	1,217,499	37,787,606

Shares repurchased	(1,764,440)	(54,540,199)

Net decrease	(546,941)	$(16,752,593)

Year ended 6/30/06:
Shares sold	718,393	$ 19,065,351

Shares issued in connection with
reinvestment of distributions	101,427	2,608,692

	819,820	21,674,043

Shares repurchased	(2,810,983)	(73,542,043)

Net decrease	(1,991,163)	$(51,868,000)

CLASS M	Shares	Amount

Year ended 6/30/07:
Shares sold	487,319	$ 15,055,135

Shares issued in connection with
reinvestment of distributions	180,368	5,528,260

	667,687	20,583,395

Shares repurchased	(928,026)	(28,923,653)

Net decrease	(260,339)	$ (8,340,258)

Year ended 6/30/06:
Shares sold	563,159	$ 15,066,847

Shares issued in connection with
reinvestment of distributions	49,435	1,274,437

	612,594	16,341,284

Shares repurchased	(1,480,314)	(38,785,358)

Net decrease	(867,720)	$(22,444,074)

CLASS R	Shares	Amount

Year ended 6/30/07:
Shares sold	81,386	$ 2,549,252

Shares issued in connection with
reinvestment of distributions	8,822	272,215

	90,208	2,821,467

Shares repurchased	(48,290)	(1,531,788)

Net increase	41,918	$ 1,289,679

Year ended 6/30/06:
Shares sold	100,684	$ 2,762,299

Shares issued in connection with
reinvestment of distributions	1,137	29,541

	101,821	2,791,840

Shares repurchased	(32,968)	(908,415)

Net increase	68,853	$ 1,883,425

CLASS Y	Shares	Amount

Year ended 6/30/07:
Shares sold	16,162,696	$ 520,804,913

Shares issued in connection with
reinvestment of distributions	3,040,220	95,189,287

	19,202,916	615,994,200

Shares repurchased	(16,530,224)	(531,151,404)

Net increase	2,672,692	$ 84,842,796

Year ended 6/30/06:
Shares sold	13,024,491	$ 353,986,997

Shares issued in connection with
reinvestment of distributions	995,460	26,170,647

	14,019,951	380,157,644

Shares repurchased	(18,034,893)	(487,905,619)

Net decrease	(4,014,942)	$(107,747,975)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended June 30, 2007, management fees paid were reduced by $43,591 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $2,540,264 for the year ended June 30, 2007. During the year ended June 30, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $1,946,062,384 and $1,948,126,985, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund's financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information and brokerage commissions (unaudited)

Federal tax information

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $675,897,886 as long term capital gain, for its taxable year ended June 30, 2007.

For the period, interest and dividends from foreign countries were $170,210,681 for all classes of shares. Taxes paid to foreign countries were $16,594,383 for all classes of shares.

For its tax year ended June 30, 2007, the fund hereby designates 25.73%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended June 30, 2007. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, Goldman Sachs, Citigroup Global Markets, UBS Warburg, and Merrill Lynch. Commissions paid to these firms together represented approximately 54% of the total brokerage commissions paid for the year ended June 30, 2007.

Commissions paid to the next 10 firms together represented approximately 31% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Deutsche Bank Securities, Dresdner Kleinwort Wasserstein, Handelsbanken, Hong Kong Shanghai Banking Corp., JPMorgan Clearing, Lehman Brothers, Macquarie, Morgan Stanley Dean Witter, and Sanford Bernstein.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Shareholder meeting results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

123,247,237	3,462,026	3,779,303

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services), a Director of Exelon Corporation (an energy company focused on power services), and a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association.  Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2007, there were 104 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is or may be deemed to be an "interested person" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments

Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management. During 2002, Chief Operating Officer, Atalanta/Sosnoff Management Corporation

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2003, Senior Vice President, United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2004, General Counsel, State Street Research & Management Company

Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Since 2007

Managing Director, Putnam Investments, Putnam Management, and Putnam Retail Management. Prior to 2005, member of Bell Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel, Liberty Funds Group LLC

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Elizabeth T. Kennan	Mark C. Trenchard
Putnam Investment	Kenneth R. Leibler	Vice President and BSA Compliance Officer
Management, LLC	Robert E. Patterson
One Post Office Square	George Putnam, III	Judith Cohen
Boston, MA 02109	W. Thomas Stephens	Vice President, Clerk and Assistant Treasurer
Richard B. Worley
Investment Sub-Manager		Wanda M. McManus
Putnam Investments Limited	Officers	Vice President, Senior Associate Treasurer
57-59 St. James’s Street	Charles E. Haldeman, Jr.	and Assistant Clerk
London, England SW1A 1LD	President
Nancy E. Florek
Investment Sub-Advisor	Charles E. Porter	Vice President, Assistant Clerk, Assistant
The Putnam Advisory	Executive Vice President, Principal	Treasurer and Proxy Manager
Company, LLC	Executive Officer, Associate Treasurer,
One Post Office Square	and Compliance Liaison

Boston, MA 02109	Jonathan S. Horwitz
Senior Vice President and Treasurer
Marketing Services
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Janet C. Smith
Custodians	Vice President, Principal Accounting Officer
State Street Bank and Trust Company	and Assistant Treasurer
Putnam Fiduciary Trust Company
Susan G. Malloy
Legal Counsel	Vice President and Assistant Treasurer
Ropes & Gray LLP
Beth S. Mazor
Independent Registered Public	Vice President
Accounting Firm
PricewaterhouseCoopers LLP	James P. Pappas
Vice President

Trustees	Richard S. Robie, III
John A. Hill, Chairman	Vice President
Jameson Adkins Baxter, Vice Chairman
Charles B. Curtis	Francis J. McNamara, III
Robert J. Darretta	Vice President and Chief Legal Officer
Myra R. Drucker
Charles E. Haldeman, Jr.	Robert R. Leveille
Paul L. Joskow	Vice President and Chief Compliance Officer

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN009 246049 5/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

June 30, 2007	$178,955	$724	$18,951	$6,545*
June 30, 2006	$127,390*	$--	$30,846	$ -

* Includes fees of $5,923 and $5,878 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended June 30, 2007 and June 30, 2006, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended June 30, 2007and June 30, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $156,435 and $290,521 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
June 30,
2007	$ -	$ 41,129	$ -	$ -
June 30
, 2006	$ -	$ 138,160	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam International Equity Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: August 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 29, 2007